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                                                               EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


Romac International, Inc.
Tampa, Florida


We hereby consent to the use of our report dated March 12, 1997 on the financial statements of Sequent Associates, Inc. as of and for the year ended December 31, 1996, included in Form 8K/A filed by Romac International, Inc. and incorporated by reference in Form S-3 filed by Romac International, Inc.



                                   FRANK, RIMERMAN & CO. LLP


San Jose, California
October 29, 1997